UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-13908	98-0557567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (404) 892-0896

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.20 par value per share	IVZ	New York Stock Exchange

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Mr. Ben Johnson III retired from the Board of Directors of Invesco Ltd. (the "Company") as of May 9, 2019, due to reaching the Company's mandatory retirement age for directors.

The Annual General Meeting of Shareholders (the “Annual General Meeting”) of the Company was held on May 9, 2019.  At the Annual General Meeting, the shareholders of the Company approved the amendment of the Company’s 2016 Global Equity Incentive Plan (the “2016 Plan”) to increase the number of shares available for issuance under the 2016 Plan. Employees, officers, directors and consultants are eligible to participate in the 2016 Plan, including our principal executive officer, principal financial officer and our other named executive officers. Following shareholder approval of the amendment, the 2016 Plan authorizes the issuance of 31,400,000 shares of the Company’s common stock. A description of the material terms of the 2016 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 24, 2019, (the “Proxy Statement”) and is incorporated herein by reference.  The description of the 2016 Plan is summary in nature and is qualified in its entirety by reference to the 2016 Plan and the First Amendment to the 2016 Plan, which are included hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of the Company was held on May 9, 2019.  Proxies for the Annual General Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board of Directors’ solicitations. At this meeting, the shareholders were requested to: (1) elect eight members of the Board of Directors, (2) approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement, (3) approve an amendment to the Company’s Third Amended and Restated Bye-Laws to eliminate certain super voting majority voting standards, (4) approve of an amendment to the 2016 Plan to increase the number of shares available under the 2016 Plan and (5) appoint the independent registered public accounting firm for the fiscal year ending December 31, 2019, all of which were described in the proxy statement. The following actions were taken by the Company’s shareholders with respect to each of the foregoing items:

1.   Election of a Board of Directors. All the nominees for director were elected. With respect to each nominee, the total number of broker non-votes was 79,095,713. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast “For”	Votes Cast “Against”	Abstentions
Sarah E. Beshar	267,781,459	3,327,034	727,958
Joseph R. Canion	253,593,239	17,519,366	723,846
Martin L. Flanagan	269,738,620	1,497,803	600,028
C. Robert Henrikson	265,418,945	5,687,007	730,499
Denis Kessler	186,847,306	84,265,011	724,134
Sir Nigel Sheinwald	267,023,728	4,076,711	736,012
G. Richard Wagoner, Jr.	267,085,155	4,020,618	730,678
Phoebe A. Wood	267,372,432	3,745,324	718,695

2.   Advisory vote on executive compensation.  Our shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers. The total number of broker non-votes was 79,095,713. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
254,674,946	16,329,171	832,334

3.   Approval of an amendment to the Company’s Third Amended and Restated Bye-Laws to eliminate certain super majority voting standards.  The proposal was not approved by shareholders as the proposal did not receive the required affirmative vote of 75% of the issued and outstanding shares. The total number of broker non-votes was 79,095,713. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
270,143,023	1,239,699	453,729

4.   Approval of an amendment to the 2016 Plan to increase the number of shares available under the 2016 Plan.  The proposal was approved by shareholders. The total number of broker non-votes was 79,095,713. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
240,920,398	30,363,921	552,132

5.   Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The proposal was approved by the stockholders, and the voting results were as follows. There were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
348,118,247 1,988,187 825,730

Item 8.01	Other Events.

On May 9, 2019, the Board of Directors of the Company approved an amendment (the “First Amendment”) to the Company’s 2010 Global Equity Incentive Plan (ST) (the “ST Plan”) to increase the number of shares available under the ST Plan.  Under the rules of the New York Stock Exchange, shareholder approval for equity awards pursuant to the ST Plan is not required provided that such awards are inducement grants made to new employees in connection with business acquisitions made by the Company.  The First Amendment increased the number of shares available for issuance under the ST Plan by 5,500,000 shares for a total of 8,500,000 shares.  The ST Plan and First Amendment are included hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
10.1	Invesco Ltd. 2016 Global Equity Incentive Plan incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A filed with the SEC on March 24, 2016
10.2	First Amendment to the Invesco Ltd. 2016 Global Equity Incentive Plan, dated May 9, 2019 incorporated by reference to Exhibit 4.3 to Form S-8 filed with the SEC on May 14, 2019
10.3	Invesco Ltd. 2010 Global Equity Incentive Plan (ST), as amended and restated on October 10, 2017 incorporated by reference to Exhibit 4.2 to Form S-8 filed with the SEC on May 14, 2019
10.4
First Amendment to the Invesco Ltd. 2010 Global Equity Incentive Plan (ST), as amended and restated on October 10, 2017, dated May 9, 2019 incorporated by reference to Exhibit 4.3 to Form S-8 filed with the SEC on May 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Robert H. Rigsby
Robert H. Rigsby
Managing Director - Corporate Legal
and Assistant Secretary

Date: May 14, 2019